                                                                    EXHIBIT 99.1

                            [PRUDENTIAL SAVINGS BANK]

Dear Depositor:

The Board of Directors of Prudential Savings Bank has voted unanimously in favor of a plan to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Prudential Savings Bank will form a mutual holding company to be known as Prudential Mutual Holding Company, and will establish Prudential Bancorp, Inc. of Pennsylvania as a majority-owned subsidiary. We are reorganizing so that Prudential Savings Bank will be structured in the form of ownership that we believe will best support the Bank's future growth.

TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed _____ postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Retirement Plan account for which Prudential Savings Bank acts as trustee and we do not receive a proxy from you, Prudential Savings Bank, as trustee for such account, intends to vote in favor of the plan of reorganization on your behalf. IF YOU HAVE MORE THAN ONE ACCOUNT YOU MAY RECEIVE MORE THAN ONE PROXY. PLEASE VOTE BY RETURNING ALL PROXY CARDS RECEIVED.

If the plan of reorganization is approved let me assure you that:

      - deposit accounts will continue to be federally insured to the same extent permitted by law;

      -     existing deposit accounts and loans will not undergo any change; and

      - voting for approval will not obligate you to buy any shares of common stock.

As a qualifying account holder, you may also take advantage of your nontransferable rights to subscribe for shares of Prudential Bancorp, Inc. of Pennsylvania common stock on a priority basis, before the stock is offered to the general public. The enclosed proxy statement and prospectus describe the stock offering and the operations of Prudential Savings Bank. If you wish to purchase stock, please complete the stock order form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Prudential Savings Bank) to Prudential Savings Bank in the enclosed YELLOW postage-paid envelope marked "STOCK ORDER RETURN," or return it to any full service office of the Bank. Your order must be physically received by Prudential Savings Bank no later than ___:00 p.m. Eastern Time on _____, December __, 2004. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE MAKING AN INVESTMENT DECISION.

If you wish to use funds in your IRA at Prudential Savings Bank to subscribe for common stock, please be aware that federal law requires that such funds first be transferred to a self-directed retirement account with a trustee other than Prudential Savings Bank. The transfer of such funds to a new trustee takes time, so please make arrangements as soon as possible.

If you have any questions after reading the enclosed material, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon Wednesday, November 24 through 12:00 noon Monday, November 29, in observance of the Thanksgiving holiday.

                                         Sincerely,

                                         Thomas A. Vento
                                         President and Chief Executive Officer

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                            [PRUDENTIAL SAVINGS BANK]

Dear Depositor:

The Board of Directors of Prudential Savings Bank has voted unanimously in favor of a plan to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Prudential Savings Bank will form a mutual holding company to be known as Prudential Mutual Holding Company, and will establish Prudential Bancorp, Inc. of Pennsylvania as a majority-owned subsidiary. We are reorganizing so that Prudential Savings Bank will be structured in the form of ownership that we believe will best support the Bank's future growth.

TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Retirement Plan for which Prudential Savings Bank acts as trustee and we do not receive a proxy from you, Prudential Savings Bank, as trustee for such account, intends to vote in favor of the plan of reorganization on your behalf. IF YOU HAVE MORE THAN ONE ACCOUNT YOU MAY RECEIVE MORE THAN ONE PROXY. PLEASE VOTE BY RETURNING ALL PROXY CARDS RECEIVED.

If the plan of reorganization is approved let me assure you that:

      - deposit accounts will continue to be federally insured to the same extent permitted by law; and

      -     existing deposit accounts and loans will not undergo any change.

We regret that we are unable to offer you common stock in the subscription offering because the laws of your state or jurisdiction require us to register either (1) the to-be-issued common stock of Prudential Bancorp, Inc. of Pennsylvania, or (2) an agent of Prudential Savings Bank to solicit the sale of such stock, and the number of eligible subscribers in your state or jurisdiction does not justify the expense of such registration.

If you have any questions after reading the enclosed material, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon Wednesday, November 24 through 12:00 noon Monday, November 29, in observance of the Thanksgiving holiday.

                                         Sincerely,

                                         Thomas A. Vento
                                         President and Chief Executive Officer

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                            [PRUDENTIAL SAVINGS BANK]

Dear Friend of Prudential Savings Bank:

The Board of Directors of Prudential Savings Bank has voted unanimously in favor of a plan to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Prudential Savings Bank will form a mutual holding company to be known as Prudential Mutual Holding Company, and will establish Prudential Bancorp, Inc. of Pennsylvania as a majority-owned subsidiary. We are reorganizing so that Prudential Savings Bank will be structured in the form of ownership that we believe will best support the Bank's future growth.

As a former account holder, you may take advantage of your nontransferable rights to subscribe for shares of Prudential Bancorp, Inc. of Pennsylvania common stock on a priority basis, before the stock is offered to the general public. The enclosed prospectus describes the stock offering and the operations of Prudential Savings Bank. If you wish to purchase stock, please complete the stock order form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Prudential Savings Bank) to Prudential Savings Bank in the enclosed postage-paid envelope marked "STOCK ORDER RETURN," or return it to any full service office of the Bank. Your order must be physically received by Prudential Savings Bank no later than ___:00 p.m. Eastern Time on _____, December ____, 2004. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE MAKING AN INVESTMENT DECISION.

If you have any questions after reading the enclosed material, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon Wednesday, November 24 through 12:00 noon Monday, November 29, in observance of the Thanksgiving holiday.

                                         Sincerely,

                                         Thomas A. Vento
                                         President and Chief Executive Officer

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                   [PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA]

Dear Potential Investor:

We are pleased to provide you with the enclosed material in connection with the stock offering by Prudential Bancorp, Inc. of Pennsylvania. We are raising capital to support Prudential Savings Bank's future growth.

This information packet includes the following:

      PROSPECTUS: This document provides detailed information about Prudential Savings Bank's operations and the proposed stock offering by Prudential Bancorp, Inc. of Pennsylvania. Please read it carefully prior to making an investment decision.

      STOCK ORDER FORM: Use this form to subscribe for common stock and return it, together with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Prudential Savings
      Bank) to Prudential Savings Bank in the enclosed postage-paid envelope. Your order must be physically received by Prudential Savings Bank no later than ____:00 p.m. Eastern Time on _____, December __, 2004.

We are pleased to offer you this opportunity to become one of our charter shareholders. If you have any questions regarding the reorganization or the prospectus, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                         Sincerely,

                                         Thomas A. Vento
                                         President and Chief Executive Officer

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                  [SANDLER O'NEILL & PARTNERS, L.P. Letterhead]

Dear Customer of Prudential Savings Bank:

At the request of Prudential Savings Bank, we have enclosed material regarding the offering of common stock of Prudential Bancorp, Inc. of Pennsylvania in connection with the reorganization of Prudential Savings Bank from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Prudential Savings Bank will form a mutual holding company to be known as Prudential Mutual Holding Company, and will establish Prudential Bancorp, Inc. of Pennsylvania as a majority-owned subsidiary. These materials include a prospectus and a stock order form, which offer you the opportunity to subscribe for shares of common stock of Prudential Bancorp, Inc. of Pennsylvania.

We recommend that you read this material carefully. If you decide to subscribe for shares, you must return the properly completed and signed stock order form, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Prudential Savings Bank) to Prudential Savings Bank in the accompanying YELLOW postage-paid envelope marked "STOCK ORDER RETURN." Your order must be physically received by Prudential Savings Bank no later than ____:00 p.m. Eastern Time on _____, December __, 2004. If you have any questions after reading the enclosed material, please call the conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., and ask for a Sandler O'Neill representative.

We have been asked to forward these documents to you in view of certain requirements of the securities laws of your jurisdiction. We should not be understood as recommending or soliciting in any way any action by you with regard to the enclosed material.

                                         Sandler O'Neill & Partners, L.P.

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

Enclosure

                                    QUESTIONS
                                    & ANSWERS
                                    ABOUT THE
                                 REORGANIZATION

                    Prudential Bancorp, Inc. of Pennsylvania
                                      Logo

              Proposed holding company for Prudential Savings Bank

QUESTIONS AND ANSWERS

About the Reorganization

The Board of Directors of Prudential Savings Bank ("Prudential Savings Bank" or the "Bank") has unanimously adopted a plan of reorganization and plan of stock issuance whereby Prudential Savings Bank will reorganize from a Pennsylvania-chartered mutual savings bank into a mutual holding company structure. As part of this reorganization, Prudential Savings Bank will convert to a stock savings bank and will become a wholly-owned subsidiary of Prudential Bancorp, Inc. of Pennsylvania, a federal stock corporation, which in turn will be a majority-owned subsidiary of Prudential Mutual Holding Company, a federal mutual holding company. Pursuant to the terms of the plan, Prudential Bancorp, Inc. of Pennsylvania will be offering its common stock for sale. We are reorganizing so that Prudential Savings Bank will be structured in the form of ownership that we believe will best support the Bank's future growth.

It is necessary for the Bank to receive a majority of the outstanding votes in favor of the plan of reorganization, so YOUR VOTE IS VERY IMPORTANT. Please return your proxy in the enclosed _____ postage-paid envelope marked "PROXY RETURN." YOUR BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE PLAN OF REORGANIZATION & RETURN YOUR PROXY TODAY.

Effect on Deposits and Loans

Q.    WILL THE REORGANIZATION AFFECT ANY OF MY DEPOSIT ACCOUNTS OR LOANS?

A. No. The reorganization will have no affect on the balance or terms of any deposit account or loan. Your deposits will continue to be federally insured to the fullest extent permissible.

About Voting

Q.    WHO IS ELIGIBLE TO VOTE ON THE REORGANIZATION?

A. Depositors of the Bank as of the close of business on ______ _, 2004 (the "Voting Record Date").

Q.    HOW DO I VOTE?

A. You may vote by mailing your signed proxy card(s) in the _____ postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and decide to change your vote, you may do so by revoking any previously executed proxy.

Q.    AM I REQUIRED TO VOTE?

A. No. Depositors are not required to vote. However, because the reorganization will produce a fundamental change in the Bank's corporate structure, the Board of Directors encourages all depositors to vote.

Q.    WHY DID I RECEIVE SEVERAL PROXIES?

A. If you have more than one account you may have received more than one proxy depending upon the ownership structure of your accounts. PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS THAT YOU RECEIVED.

Q. DOES MY VOTE FOR REORGANIZATION MEAN THAT I MUST BUY COMMON STOCK OF PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA?

A. No. Voting for the plan of reorganization does not obligate you to buy shares of common stock of Prudential Bancorp, Inc. of Pennsylvania.

Q.    ARE TWO SIGNATURES REQUIRED ON THE PROXY OF A JOINT ACCOUNT?

A.    Only one signature is required, but both parties should sign if possible.

Q.    WHO MUST SIGN PROXIES FOR TRUST OR CUSTODIAN ACCOUNTS?

A. The trustee or custodian must sign proxies for such accounts, not the beneficiary.

Q. I AM THE EXECUTOR (ADMINISTRATOR) FOR A DECEASED DEPOSITOR. CAN I SIGN THE PROXY CARD?

A. Yes. Please indicate on the card the capacity in which you are signing the card.

About The Stock

INVESTMENT IN COMMON STOCK INVOLVES CERTAIN RISKS. FOR A DISCUSSION OF THESE RISKS AND OTHER FACTORS, INVESTORS ARE URGED TO READ THE ACCOMPANYING PROSPECTUS.

Q.    WHAT ARE THE PRIORITIES OF PURCHASING THE COMMON STOCK?

A. The common stock of Prudential Bancorp, Inc. of Pennsylvania will be offered in the subscription offering in the following order of priority:

         - Eligible Account Holders (depositors with accounts totaling $50 or more at the close of business on December 31, 2002).

         -        Prudential Bancorp's Employee Stock Ownership Plan.

         - Supplemental Eligible Account Holders (depositors with accounts totaling $50 or more at the close of business on _________ __, 2004).

         - Other Depositors (depositors with accounts totaling $100 or more at the close of business on ______ __, 2004, "the Voting Record Date").

      Upon completion of the subscription offering, common stock that is not sold in the subscription offering will be offered to certain members of the general public in a community offering and then to the general public in a syndicated community offering.

Q.    WILL ANY ACCOUNT I HOLD WITH PRUDENTIAL SAVINGS BANK BE CONVERTED INTO
      STOCK?

A. No. All accounts remain as they were prior to the reorganization. As an eligible account holder, supplemental eligible account holder or voting depositor, you receive priority over the general public in exercising your right to subscribe for shares of common stock.

Q.    WILL I RECEIVE A DISCOUNT ON THE PRICE OF THE STOCK?

A. No. The price of the stock is the same for customers, directors, officers, employees of Prudential Savings Bank and the general public.

Q.    HOW MANY SHARES OF STOCK ARE BEING OFFERED, AND AT WHAT PRICE?

A. Prudential Bancorp, Inc. of Pennsylvania is offering for sale up to 4,269,375 shares of Common Stock at a subscription price of $10.00 per share. Under certain circumstances, Prudential Bancorp, Inc. of Pennsylvania may sell up to 4,909,781 shares.

Q.    HOW MUCH STOCK CAN I PURCHASE?

A. The minimum purchase is 25 shares. As more fully discussed in the plan of reorganization outlined in the prospectus, the maximum purchase by any person in the subscription or community offering is $200,000 (20,000 shares); no person by himself or herself, with an associate or group of persons acting in concert, may purchase more than 1% of common stock sold in the offering (excluding shares sold above the maximum of the offering range).

Q.    HOW DO I ORDER STOCK?

A. You may subscribe for shares of common stock by completing and returning the stock order form, together with your payment, either in person to any full service office of Prudential Savings Bank or by mail in the YELLOW postage-paid envelope marked "STOCK ORDER RETURN." Stock order forms may not be delivered to a walk up or drive through window located at any of the Bank's offices.

Q.    HOW CAN I PAY FOR MY SHARES OF STOCK?

A. You can pay for the common stock by check, money order or withdrawal from your deposit account at the Bank.

Q.    WHEN IS THE DEADLINE TO SUBSCRIBE FOR STOCK?

A. An executed order form and certification form with the required full payment must be physically received by the Bank no later than____:00 p.m. Eastern Time on _____, _______ __, 2004.

Q.    CAN I SUBSCRIBE FOR SHARES USING FUNDS IN MY IRA AT PRUDENTIAL SAVINGS
      BANK?

A. Federal regulations do not permit the purchase of common stock with your existing IRA at the Bank. To use such funds to subscribe for common stock, you need to establish a "self-directed" trust account with an outside trustee. Please call our conversion center if you require additional information. TRANSFER OF SUCH FUNDS TAKES TIME, SO PLEASE MAKE ARRANGEMENTS AS SOON AS POSSIBLE.

Q. CAN I SUBSCRIBE FOR SHARES AND ADD SOMEONE ELSE WHO IS NOT ON MY ACCOUNT TO MY STOCK REGISTRATION?

A. No. Federal regulations prohibit the transfer of subscription rights. Adding the names of other persons who are not owners of your qualifying account(s) will result in the loss of your subscription rights.

Q.    CAN I SUBSCRIBE FOR SHARES IN MY NAME ALONE IF I HAVE A JOINT ACCOUNT?

A. No. A name can be deleted only in the event of the death of a named eligible depositor.

Q.    AM I GUARANTEED TO RECEIVE SHARES BY PLACING AN ORDER?

      No. It is possible that orders received during the offering period will exceed the number of shares being sold. Such an oversubscription would result in shares being allocated among subscribers starting with subscribers who are eligible account holders. If the offering is oversubscribed in the subscription offering, no orders received in the community offering will be filled. Please refer to the section of the prospectus entitled "The Offering."

Q.    WILL PAYMENTS FOR COMMON STOCK EARN INTEREST UNTIL THE REORGANIZATION
      CLOSES?

A. Yes. Any payments made by check or money order will earn interest at the Bank's passbook savings rate from the date of receipt to the completion or termination of the reorganization. Withdrawals from a deposit account or a certificate of deposit at the Bank to buy common stock may be made without penalty. Depositors who elect to pay for their common stock by a withdrawal authorization will receive interest at the contractual rate on the account until the completion or termination of the offering.

Q.    WILL DIVIDENDS BE PAID ON THE STOCK?

A. We have not yet made any decision on dividend payments but will consider a policy of paying cash dividends after reorganization, although we are not obligated to do so.

Q.    WILL MY STOCK BE COVERED BY DEPOSIT INSURANCE?

A. No. The common stock cannot be insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC or any other government agency nor is it insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company or Prudential Bancorp, Inc. of Pennsylvania.

Q.    WHERE WILL THE STOCK BE TRADED?

A. Upon completion of the reorganization, Prudential Bancorp, Inc. of Pennsylvania expects the stock to be quoted on the Nasdaq National Market under the symbol "PBIP.".

Q.    CAN I CHANGE MY MIND AFTER I PLACE AN ORDER TO SUBSCRIBE FOR STOCK?

A.    No. After receipt, your order may not be modified or withdrawn.

Additional Information

Q.    WHAT IF I HAVE ADDITIONAL QUESTIONS OR REQUIRE MORE INFORMATION?

A. Prudential Savings Bank's proxy statement and prospectus describe the reorganization in detail. Please read the proxy statement and prospectus carefully before voting or subscribing for stock. If you have any questions after reading the enclosed material you may call our conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon Wednesday, November 24 through 12:00 noon Monday, November 29, in observance of the Thanksgiving holiday. Additional material may only be obtained from the conversion center. TO ENSURE THAT EACH PURCHASER IN THE SUBSCRIPTION AND COMMUNITY OFFERING RECEIVES A PROSPECTUS AT LEAST 48 HOURS PRIOR TO THE EXPIRATION DATE OF THE SUBSCRIPTION AND COMMUNITY OFFERING, IN ACCORDANCE WITH RULE 15C2-8 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NO PROSPECTUS WILL BE MAILED ANY LATER THAN FIVE DAYS PRIOR TO SUCH DATE OR HAND DELIVERED ANY LATER THAN TWO DAYS PRIOR TO SUCH DATE.

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                            [PRUDENTIAL SAVINGS BANK]

Dear Depositor:

As a follow-up to our recent mailing, this is to remind you that your vote is very important.

The Board of Directors of Prudential Savings Bank has voted unanimously in favor of a plan to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Prudential Savings Bank will form a mutual holding company to be known as Prudential Mutual Holding Company, and will establish Prudential Bancorp, Inc. of Pennsylvania as a majority-owned subsidiary. We are reorganizing so that Prudential Savings Bank will be structured in the form of ownership that we believe will best support the Bank's future growth.

TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Retirement Plan account for which Prudential Savings Bank acts as trustee and we do not receive a proxy from you, Prudential Savings Bank, as trustee for such account, intends to vote in favor of the plan of reorganization on your behalf. IF YOU HAVE MORE THAN ONE ACCOUNT YOU MAY RECEIVE MORE THAN ONE PROXY. PLEASE VOTE BY RETURNING ALL PROXY CARDS RECEIVED.

If the plan of reorganization is approved let me assure you that:

      - deposit accounts will continue to be federally insured to the same extent permitted by law;

      -     existing deposit accounts and loans will not undergo any change; and

      - voting for approval will not obligate you to buy any shares of common stock.

If you have any questions after reading the enclosed material, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                           Sincerely,

                                           Thomas A. Vento
                                           President and Chief Executive Officer

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                                  PROXY REQUEST

                                      LOGO

                                WE NEED YOUR VOTE

Dear Customer of Prudential Savings Bank:

YOUR VOTE ON OUR PLAN OF REORGANIZATION HAS NOT YET BEEN RECEIVED. Your vote is very important to us. Please vote and mail the enclosed proxy today. If you have more than one account you may receive more that one proxy. Please complete and mail all proxies you receive.

      REMEMBER: Voting does not obligate you to buy stock. Your Board of Directors has approved the plan of reorganization and urges you to vote in favor of it. Your deposit accounts or loans with Prudential Savings Bank will not be affected in any way. Deposit accounts will continue to be federally insured to the legal maximum.

A postage-paid envelope is enclosed with the proxy form. If you have any questions, please call our conversion center at xxx-xxx-xxxx.

                                           Sincerely,

                                           Thomas A. Vento
                                           President and Chief Executive Officer

            PLEASE VOTE TODAY BY RETURNING ALL PROXY CARDS RECEIVED.
     If you have more than one account you may receive more that one proxy.
                Please complete and mail all proxies you receive.

PRUDENTIAL SAVINGS BANK                                          REVOCABLE PROXY

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL
     SAVINGS BANK FOR USE ONLY AT A SPECIAL MEETING OF DEPOSITORS TO BE HELD
                ON ___________, 2004 AND ANY ADJOURNMENT THEREOF.

The undersigned, being a depositor of Prudential Savings Bank, hereby authorizes the Board of Directors of Prudential Savings Bank, or any of their successors, as proxies, with full powers of substitution, to represent the undersigned at the special meeting to be held in the ____________ at _______________ located at ______________, ___________, Pennsylvania on __________, 2004, at _____ p.m.,
Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1. The approval of a Plan of Reorganization, pursuant to which Prudential Savings Bank will reorganize into the mutual holding company form of organization as a wholly owned stock-form subsidiary of a new mid-tier holding company, Prudential Bancorp, Inc. of Pennsylvania, which mid-tier holding company will be a majority owned subsidiary of the newly formed Prudential Mutual Holding Company. Approval of the Plan of Reorganization will also constitute approval of the Plan of Stock Issuance which is incorporated by reference into the Plan of Reorganization and other transactions provided for in such Plan of Reorganization, including the adoption of amended and restated Pennsylvania stock Articles of Incorporation and Bylaws for Prudential Savings Bank;

2. To vote, in their discretion, upon such other business as may properly come before the special meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

Any depositor giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of Prudential Savings Bank either a written revocation of the proxy, or a duly executed proxy bearing a later date, or by voting in person at the special meeting.

       THIS PROXY, IF EXECUTED, WILL BE VOTED FOR ADOPTION OF THE PLAN OF
      REORGANIZATION IF NO CHOICE IS MADE HEREIN. PLEASE DATE AND SIGN THIS
        PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

        IMPORTANT: PLEASE VOTE AND SIGN ON THE REVERSE SIDE OF THIS CARD.

PRUDENTIAL SAVINGS BANK
                                                The undersigned hereby
                                                acknowledges receipt of a Notice
                                                of Special Meeting of the
                                                Depositors of Prudential Savings
                                                Bank called for ______, 2004 and
                                                a Proxy Statement for the
                                                special meeting prior to the
[x] Please vote by marking one of the           signing of this Proxy.
    boxes as shown.

1.   To vote FOR or AGAINST a Plan of
     Reorganization of Prudential               ________________________________
     Savings Bank from the mutual form          Signature                  Date
     to the stock form of organization
     (as described on the reverse side
     of this proxy).
                                                ________________________________
                                                Signature                   Date

     FOR [ ]    AGAINST [ ]                     Note: Please sign exactly your
                                                name appears on this Proxy. Only
                                                one signature is required in the
                                                case of a joint account. When
                                                signing in a representative
                                                capacity, please give title.

                IMPORTANT: PLEASE VOTE, DATE AND SIGN ALL PROXIES
                      AND RETURN IN THE ENCLOSED ENVELOPE.

                       PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
                       Subscription & Community Offering Stock
                       Order Form
                       ---------------------------------------------------------
                           PRUDENTIAL SAVINGS BANK           EXPIRATION DATE
                              Conversion Center          for Stock Order Forms:
                                 xx xxxxxx              ___day, December x, 2004
                           xxxxxxx xxxx, xx xxxxx       x:xx x.x., Eastern Time
                               xxx-xxx-xxxx            (received not postmarked)
                       ---------------------------------------------------------
                       IMPORTANT: A properly completed original stock order form must be used to subscribe for common stock. Copies of this form are not required to be accepted. Please read the Stock Ownership Guide and Stock Order Form Instructions as you complete this form.
--------------------------------------------------------------------------------

(1) NUMBER OF SHARES      Subscription    (2) TOTAL PAYMENT DUE
                             Price                                    Minimum number of shares: 25 shares ($250.00)
                           X 10.00 =      $                           Maximum number of shares: 20,000 shares ($200,000.00). See
                                                                      Instructions.

--------------------------------------------------------------------------------
(3) EMPLOYEE/OFFICER/DIRECTOR INFORMATION

[]Check here if you are an employee, officer or director of Prudential Savings Bank or member of such person's immediate family living in the same household.
--------------------------------------------------------------------------------

(4) METHOD OF PAYMENT/CHECK                                                      Total Check       $             .
Enclosed is a check, bank draft or money order payable to Prudential Bancorp,     Amount
Inc. of Pennsylvania in the amount indicated in this box.

--------------------------------------------------------------------------------
(5) METHOD OF PAYMENT/WITHDRAWAL - The undersigned authorizes withdrawal from the following account(s) at Prudential Savings Bank. There is no early withdrawal penalty for this form of payment. Individual Retirement Accounts maintained at Prudential Savings Bank cannot be used unless special transfer arrangements are made.
--------------------------------------------------------------------------------

             Bank Use                  Account Number(s) To Withdraw                  $ Withdrawal Amount
------------------------------------------------------------------------------------------------------------------------------
                                                                                    $                          .
------------------------------------------------------------------------------------------------------------------------------
                                                                                    $                          .
------------------------------------------------------------------------------------------------------------------------------

(6) PURCHASER INFORMATION

Subscription Offering - Check here if you are an:

[] a. Eligible Account Holder with a deposit account(s) totaling $50.00 or more on December 31, 2002. List account(s) below.

[] b. Supplemental Eligible Account Holder with a deposit account(s) totaling
      $50.00 on ________ __, 2004 but are not an Eligible Account Holder. List account(s) below.

[] c. Other Depositor with a deposit account(s) totaling $100 or more on ____ x, 2004 but are not an Eligible Account Holder or Supplemental Eligible Account Holder. List account(s) below.

--------------------------------------------------------------------------------
PLEASE NOTE: FAILURE TO LIST ALL YOUR ACCOUNTS MAY RESULT IN THE LOSS OF PART OR
    ALL OF YOUR SUBSCRIPTION RIGHTS. SEE REVERSE SIDE FOR ADDITIONAL SPACE.
--------------------------------------------------------------------------------

        Account Number(s)           Account Title (Name(s) on Account)                                           BANK USE
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

(7) FORM OF STOCK OWNERSHIP & SS# OR TAX ID#:

[] Individual       [] Joint Tenants   [] Tenants in Common       [] Fiduciary (i.e. trust, estate)     SS#/Tax ID#-
                                                                                                        --------------------------
[] Uniform Transfers to Minors Act     [] Company/Corporation/    [] IRA or other qualified plan        SS#/Tax ID#-
   (Indicate SS# of Minor only)           Partnership

--------------------------------------------------------------------------------
(8) STOCK REGISTRATION & ADDRESS: Shares must be registered as reflected on your qualifying account. Adding or deleting a name or otherwise altering the form of beneficial ownership of a qualifying account will result in a loss of your subscription rights (with certain exceptions for IRA and Keogh purchases).
--------------------------------------------------------------------------------

Name:
----------------------------------------------------------------------------------------------------------------------------------
Name
Continued:
----------------------------------------------------------------------------------------------------------------------------------
MAIL TO-
Street:
----------------------------------------------------------------------------------------------------------------------------------

City:                                                                   State:                  Zip Code:
----------------------------------------------------------------------------------------------------------------------------------

(9) TELEPHONE      (       )             --                    (       )              --                  County of
Daytime/Evening                                                                                          Residence
----------------------------------------------------------------------------------------------------------------------------------

(10) [] NASD AFFILIATION - Check here   (11) [] ASSOCIATES/ACTING IN CONCERT -
if you are a member of the National      Check here and complete  the reverse
Association of Securities Dealers,       side of this form, if you or any
Inc. ("NASD"), a person affiliated,      associates or persons acting in concert
or associated,with a NASD member,        with you have submitted other orders
(continued on reverse side)              for shares.
--------------------------------------------------------------------------------

(12) ACKNOWLEDGEMENT - To be effective, this stock order form must be properly completed and physically received by Prudential Savings Bank no later than __:00 __., Eastern Time, on ___day, December __ 2004, unless extended; otherwise this stock order form and all subscription rights will be void. The undersigned agrees that after receipt by Prudential Savings Bank, this stock order form may not be modified, withdrawn or canceled without Prudential Savings Bank's consent and if authorization to withdraw from deposit accounts at Prudential Savings Bank has been given as payment for shares, the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned. Under penalty of perjury, I hereby certify that the Social Security or Tax ID Number and the information provided on this stock order form is true, correct and complete and that I am not subject to back-up withholding. It is understood that this stock order form will be accepted in accordance with, and subject to, the terms and conditions of the plan of reorganization and stock issuance of Prudential Savings Bank described in the accompanying prospectus. The undersigned hereby acknowledges receipt of the prospectus at least 48 hours prior to delivery of this stock order form to Prudential Savings Bank. The undersigned further acknowledges that the prospectus received contains disclosure concerning the nature of the security being offered and, under the heading "Risk Factors," describes the material risks involved in the investment and that this security is not a deposit or account and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation, and is not insured or guaranteed by Prudential Bancorp, Inc. of Pennsylvania, Prudential Savings Bank, Prudential Mutual Holding Company, the federal government or by any government agency. The entire amount of an investor's principal is subject to loss.

Federal regulations prohibit any person from transferring, or        Bank Use
entering into any agreement, directly or indirectly, to transfer -------------- the legal or beneficial ownership of reorganization subscription
rights or the underlying securities to the account of another.    --------------
Prudential Savings Bank, Prudential Mutual Holding Company and
Prudential Bancorp, Inc. of Pennsylvania will pursue any and all legal and equitable remedies in the event they become aware of the transfer of subscription rights and will not honor orders known by them to involve such transfer. Under penalty of perjury, I certify that I am purchasing shares solely for my account and that there is no agreement or understanding regarding the sale or transfer of such shares, or my right to Bank Use subscribe for shares.

Signature              Date         Signature               Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ITEM (6) PURCHASER ACCOUNT INFORMATION - CONTINUED:
--------------------------------------------------------------------------------

       Account Number(s)               Account Title (Name(s) on Account)                                   BANK USE
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ITEM (10) NASD CONTINUED:
--------------------------------------------------------------------------------
a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which a NASD member or person associated with a NASD member has a beneficial interest. You agree, if you have checked the NASD Affiliation box, to report this subscription in writing to the applicable NASD member within one day of payment therefor.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ITEM (11) ASSOCIATES/ACTING IN CONCERT CONTINUED:

If you checked the box in item #11 on the reverse side of this form, list below all other orders submitted by you or associates (as defined below) or by persons acting in concert with you (also defined below).
--------------------------------------------------------------------------------

                 Name(s) listed on other stock order forms                      Number of shares ordered
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

ASSOCIATE - The term "associate" of a person means:

(1) any corporation or other organization other than Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, or Prudential Savings Bank or a majority-owned subsidiary of Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, or Prudential Savings Bank, of which a person is a director, officer or partner or beneficially owns, directly or indirectly, 10% or more of any class of equity securities of the corporation or organization;

(2) any trust or other estate in which the person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity;

(3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of Prudential Savings Bank, Prudential Bancorp, Inc. of Pennsylvania or any of their subsidiaries; and

(4) any person acting in concert with the persons specified above.

ACTING IN CONCERT - The term "acting in concert" means:

(1) knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement; or

(2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

In general, a person who acts in concert with another party will also be deemed to be acting in concert with any person who is also acting in concert with that other party.

We may presume that certain persons are acting in concert based upon, among other things, joint account relationships, common addresses on our records and the fact that such persons have filed joint Schedules 13D or 13G with the SEC with respect to other companies.
--------------------------------------------------------------------------------

Prudential Bancorp, Inc. of Pennsylvania

                              STOCK OWNERSHIP GUIDE

INDIVIDUAL

Include the first name, middle initial and last name of the shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as "Mrs.", "Mr.", "Dr.", "special account", "single person", etc.

JOINT TENANTS

Joint tenants with right of survivorship may be specified to identify two or more owners. When stock is held by joint tenants with right of survivorship, ownership is intended to pass automatically to the surviving joint tenant(s) upon the death of any joint tenant. All parties must agree to the transfer or sale of shares held by joint tenants.

TENANTS IN COMMON

Tenants in common may also be specified to identify two or more owners. When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common.

UNIFORM TRANSFERS TO MINORS ACT ("UTMA")

Stock may be held in the name of a custodian for a minor under the Uniform Transfers to Minors Act of each state. There may be only one custodian and one minor designated on a stock certificate. The standard abbreviation for Custodian is "CUST", while the Uniform Transfers to Minors Act is "UTMA". Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, stock held by John Doe as custodian for Susan Doe under the Pennsylvania Uniform Transfers to Minors Act will be abbreviated John Doe, CUST Susan Doe UTMA CT (use minor's social security number).

FIDUCIARIES

Information provided with respect to stock to be held in a fiduciary capacity must contain the following:

      - The name(s) of the fiduciary. If an individual, list the first name, middle initial and last name. If a corporation, list the full corporate title (name). If an individual and a corporation, list the corporation's title before the individual.

      - The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, committee, etc.

      - A description of the document governing the fiduciary relationship, such as a trust agreement or court order. Documentation establishing a fiduciary relationship may be required to register your stock in a fiduciary capacity.

      - The date of the document governing the relationship, except that the date of a trust created by a will need not be included in the description.

      - The name of the maker, donor or testator and the name of the beneficiary.

            An example of fiduciary ownership of stock in the case of a trust is: John Doe, Trustee Under Agreement Dated 10-1-93 for Susan Doe.

                          STOCK ORDER FORM INSTRUCTIONS

ITEMS 1 AND 2 - NUMBER OF SHARES AND TOTAL PAYMENT DUE

Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares by the subscription price of $10.00 per share. The minimum purchase in the subscription offering is 25 shares. As more fully described in the plan of reorganization and stock issuance outlined in the prospectus, the maximum purchase in the Subscription Offering is $200,000 (20,000 shares), and the maximum purchase in the Community Offering (if held) by any person, is $200,000 (20,000 shares). However, no person, together with associates and persons acting in concert with such person, may purchase in the aggregate more than 1% of the common stock sold in the offering.

ITEM 3 - EMPLOYEE/OFFICER/DIRECTOR INFORMATION

Check this box to indicate whether you are an employee, officer or director of Prudential Savings Bank or a member of such person's immediate family living in the same household.

ITEM 4 - METHOD OF PAYMENT BY CHECK

If you pay for your stock by check, bank draft or money order, indicate the total amount in this box. Payment for shares may be made by check, bank draft or money order payable to Prudential Bancorp, Inc. of Pennsylvania. Your funds will earn interest at Prudential Savings Bank's passbook rate of interest until the reorganization is completed.

ITEM 5 - METHOD OF PAYMENT BY WITHDRAWAL

If you pay for your stock by a withdrawal from a deposit account at Prudential Savings Bank, indicate the account number(s) and the amount of your withdrawal authorization for each account. The total amount withdrawn should equal the amount of your stock purchase. There will be no penalty assessed for early withdrawals from certificate accounts used for stock purchases. THIS FORM OF PAYMENT MAY NOT BE USED IF YOUR ACCOUNT IS AN INDIVIDUAL RETIREMENT ACCOUNT.

ITEM 6 - PURCHASER INFORMATION

Subscription Offering

   a. Check this box if you are an Eligible Account Holder with a deposit account(s) totaling $50.00 or more on December 31, 2002.

   b. Check this box if you are a Supplemental Eligible Account Holder with a deposit account(s) totaling $50.00 or more on _________ __, 2004 but are not an Eligible Account Holder.

   c. Check this box if you are an Other Depositor with a deposit account(s) totaling $100 or more on ___ x, 2004 but are not an Eligible Account Holder or Supplemental Eligible Account Holder.

Please list all account numbers and all names on accounts you had on these dates in order to insure proper identification of your purchase rights.

NOTE: FAILURE TO LIST ALL YOUR ACCOUNTS MAY RESULT IN THE LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS.

ITEMS 7 AND 8 - FORM OF STOCK OWNERSHIP, SS# OR TAX ID#, STOCK REGISTRATION, MAILING ADDRESS AND COUNTY

Check the box that applies to your requested form of stock ownership and indicate your social security or tax ID number(s) in item 7.

Complete the requested stock certificate registration, mailing address and county in item 8.

The stock transfer industry has developed a uniform system of shareholder registrations that will be used in the issuance of your common stock.

If you have any questions regarding the registration of your stock, please consult your legal advisor. Stock ownership must be registered in one of the ways described above under "Stock Ownership Guide".

SHARES MUST BE REGISTERED AS REFLECTED ON YOUR QUALIFYING ACCOUNT. ADDING OR DELETING A NAME OR OTHERWISE ALTERING THE FORM OF BENEFICIAL OWNERSHIP OF A QUALIFYING ACCOUNT WILL RESULT IN A LOSS OF YOUR SUBSCRIPTION RIGHTS. (WITH CERTAIN EXCEPTIONS FOR IRA AND KEOGH PURCHASES).

ITEM 9 - TELEPHONE NUMBER(S)

Indicate your daytime and evening telephone number(s). We may need to call you if we have any questions regarding your order or we cannot execute your order as given.

ITEM 10 - NASD AFFILIATION

Check this box if you are a member of the NASD or if this item otherwise applies to you.

ITEM 11 - ASSOCIATES/ACTING IN CONCERT

Check this box if you or any associate (as defined on the reverse side of the stock order form) or person acting in concert (also defined on the reverse) with you has submitted another order for shares and complete the reverse side of the stock order form.

ITEM 12 - ACKNOWLEDGEMENT

Sign and date the stock order form where indicated. Before you sign, review the stock order form, including the acknowledgement. Normally, one signature is required. An additional signature is required only when payment is to be made by withdrawal from a deposit account that requires multiple signatures to withdraw funds.

You may mail your completed stock order form in the envelope that has been provided, or you may deliver your stock order form to any full service branch office of Prudential Savings Bank. Your stock order form, properly completed, and payment in full (or withdrawal authorization) at the subscription price must be physically received (not postmarked) by Prudential Savings Bank no later than __:00 ___, Eastern Time, on ___day, ____ x, 2004 or it will become void. If you have any remaining questions, or if you would like assistance in completing your stock order form, you may call our conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. The conversion center will be closed for bank holidays.

                   Prudential Savings Bank, Conversion Center
                                xx xxxxxx xxxxxx
                               xxxxxxxx, xx xxxxx

                                      LOGO

                                PLEASE SUPPORT US

                           VOTE YOUR PROXY CARD TODAY

If you have more than one account, you may have received more than one proxy depending upon the ownership structure of your accounts. Please vote, sign and return all proxy cards that you received.

                   [PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA]

                                             _______________, 2004


Dear __________:

We are pleased to announce that the Board of Directors of Prudential Savings Bank has voted in favor of a plan to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Prudential Savings Bank will form a mutual holding company to be known as Prudential Mutual Holding Company, and will establish Prudential Bancorp, Inc. of Pennsylvania as a majority-owned subsidiary. Prudential Bancorp, Inc. of Pennsylvania will be the parent corporation of Prudential Savings Bank. We are reorganizing so that Prudential Savings Bank will be structured in the form of ownership that we believe will best support the Bank's future growth.

To learn more about the reorganization and stock offering you are cordially invited to join members of our senior management team at a community meeting to be held on___ at 7:00 p.m.

A member of our staff will be calling to confirm your interest in attending the meeting.

If you would like additional information regarding the meeting or our reorganization, please call our conversion center at xxx-xxx-xxxx, Monday through Friday between the hours of 10:00 a.m. to 4:00 p.m.

                                   Sincerely,

                                   Thomas A. Vento
                                   President and Chief Executive Officer

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                   [PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA]

                                             _______________, 2004

Dear Subscriber:

We hereby acknowledge receipt of your order for shares of common stock in Prudential Bancorp, Inc. of Pennsylvania.

At this time, we cannot confirm the number of shares of Prudential Bancorp, Inc. of Pennsylvania common stock that will be issued to you. Such allocation will be made in accordance with the plan of reorganization and plan of stock issuance following completion of the stock offering.

If you have any questions, please call our conversion center at xxx-xxx-xxxx.

                                   Sincerely,

                                   PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
                                   Conversion Center

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, the Federal Deposit Insurance Corporation or any other government agency.

                   [PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA]

                                             _______________, 2004

Dear Charter Shareholder:

Our subscription offering has been completed and we are pleased to confirm your subscription for shares at a price of $10.00 per share. If your subscription was paid for by check, interest and any refund due to you will be mailed promptly.

The closing of the transaction occurred on ______ __, 2004; this is your stock purchase date. Trading will commence on the Nasdaq National Market under the symbol "PBIP" on ________ __, 2004.

Thank you for your interest in Prudential Bancorp, Inc. of Pennsylvania. Your stock certificate will be mailed to you shortly.

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, the Federal Deposit Insurance Corporation or any other government agency.

                   [PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA]

                                             _______________, 2004

Dear Interested Investor:

We recently completed our subscription and direct community offerings. Unfortunately, due to the excellent response from our Eligible Account Holders, stock was not available for our Supplemental Eligible Account Holders, Other Depositors or community friends. If your subscription was paid for by check, a refund of any balance due you with interest will be mailed to you promptly.

We appreciate your interest in Prudential Bancorp, Inc. of Pennsylvania and hope you become an owner of our stock in the future. The stock trades on the Nasdaq National Market under the symbol "PBIP."

                                   Sincerely,

                                   PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
                                   Conversion Center

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, the Federal Deposit Insurance Corporation or any other government agency.

                   [PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA]

                                             _______________, 2004


Welcome Shareholder:

We are pleased to enclose the stock certificate that represents your share of ownership in Prudential Bancorp, Inc. of Pennsylvania, the holding company of Prudential Savings Bank and a majority-owned subsidiary of Prudential Mutual Holding Company. The shares of common stock will be quoted on the Nasdaq National Market under the symbol "PBIP."

Please examine your stock certificate to be certain that it is properly registered. If you have any questions about your certificate, you should contact the Transfer Agent immediately at the following address:

                                 XXXXXXXXXXXXXX
                          Investor Relations Department
                                  XXXXXXXXXXXXX
                          XXXXXXXX, XXXXXXXX XXXXX-XXXX
                                1 (800) XXX-XXXX
                              email: XXXX@XXXX.com

Also, please remember that your certificate is a negotiable security which should be stored in a secure place, such as a safe deposit box or on deposit with your stockbroker.

On behalf of the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania, Prudential Mutual Holding Company, Prudential Savings Bank and our employees, I would like to thank you for supporting our offering.

                                   Sincerely,

                                   Thomas A. Vento
                                   President and Chief Executive Officer

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, the Federal Deposit Insurance Corporation or any other government agency.

                   [PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA]

                                             _______________, 2004


Dear Interested Subscriber:

We regret to inform you that Prudential Savings Bank and Prudential Bancorp, Inc. of Pennsylvania, the holding company for Prudential Savings Bank, have decided not to accept your order for shares of Prudential Bancorp, Inc. of Pennsylvania common stock in our direct community offering. This action is in accordance with our plan of reorganization and plan of stock issuance which gives Prudential Savings Bank and Prudential Bancorp, Inc. of Pennsylvania the absolute right to reject the subscription of any community member, in whole or in part, in the community offering.

Enclosed is a check representing your subscription and interest earned thereon.

                                   Sincerely,

                                   PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
                                   Conversion Center

                 [SANDLER O'NEILL & PARTNERS, L. P. Letterhead]

                                             _______________, 2004

To Our Friends:

We are enclosing the offering material for Prudential Bancorp, Inc. of Pennsylvania, a majority-owned subsidiary of Prudential Mutual Holding Company and the proposed holding company for Prudential Savings Bank, which is now in the process of reorganizing into a mutual holding company.

Sandler O'Neill & Partners, L.P. is managing the subscription offering, which will conclude at _:00 p.m. Eastern Time on December xx, 2004. Sandler O'Neill is also providing conversion agent and proxy solicitation services for Prudential Savings Bank. In the event that all the stock is not sold in the subscription offering and direct community offering, Sandler O'Neill will form and manage a syndicated community offering to sell the remaining stock.

Members of the general public, other than residents of [Insert states not cleared in], are eligible to participate. If you have any questions about this transaction, please do not hesitate to call.

                                   Sincerely,

                                   Sandler O'Neill & Partners, L.P.

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Prudential Savings Bank, Prudential Mutual Holding Company, Prudential Bancorp, Inc. of Pennsylvania, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.